Income Tax	12 Months Ended
Dec. 31, 2022
Disclosure Of Income Tax Text Block Abstract
Income Tax

NOTE 9: Income Tax

No income taxes were payable in view of the losses incurred by the Company. On December 31, 2022, the Company had a consolidated net tax loss carried forward amounting to $285.3 million (2021: $258.5 million; 2020: $276.1 million), implying a potential deferred tax asset of $71.3 million (2021: $64.6 million; 2020: $69.0 million) at a tax rate of 25%.

The tax losses related to MDxHealth SA in Belgium are available for carry forward. Until 2021, tax losses related to MDxHealth BV in the Netherlands are available for carry forward to a period of 6 years. As of 2022, tax losses related to MDxHealth BV in the Netherlands are available for carry forward indefinitely. The tax losses of MDxHealth Inc., related to the years beginning on or after January 1, 2018, are available for carry forward indefinitely. Tax losses related to the years before January 1, 2018, can be carried forward to a period of 20 years.

The Company has no notional interest deduction to offset future taxable profits in 2022, 2021, and 2020.

Tax credits (investment deductions) amounted to $402,000 in 2022, $372,000 in 2021, and $462,000 in 2020.

It is uncertain if the Company will have taxable profits in the near future to allow all or part of the deferred tax asset to be utilized and as a result, no deferred tax asset was recognized in 2022, 2021, and 2020. The tax reconciliation and the impact of the unrecognized deferred tax assets is as follows:

Thousands of $	Income Statement
For the years ended December 31	2022	2021	2020
Loss for the year	(44,044)	(29,002)	(28,662)
Income tax expense	0	0	0
Loss before income tax	(44,044)	(29,002)	(28,662)

Tax using the MDxHealth’s domestic tax rate (25.00% in 2022, 2021, and 2020)	11,011	7,251	7,166
Effect of unused tax losses not recognized as deferred tax assets	(11,011)	(7,251)	(7,166)